Exhibit 99.1

UTStarcom Announces a Corporate Restructuring and Initiatives to Improve Financial Performance

•              Actions Expected to Result in Annual Savings of 25% or $100 Million

ALAMEDA, Calif., December 18, 2008 — UTStarcom, Inc. (Nasdaq: UTSI) today announced a series of corporate initiatives that are expected to reduce its annualized operating expenses by more than 25% or greater than $100 million.  The majority of these measures will have been initiated by the end of January 2009 and a significant portion of the savings will be recognized in the first half of 2009.

The actions announced today represent a continuation of the strategic plan UTStarcom outlined in September of 2007.  Since the beginning of this year the company has divested a number of non-core business units and increased its net cash position by $150 million.

“Over the past twelve months, we have achieved a year-over-year OPEX reduction of 20% and streamlined our business to improve our competitive and financial position,” said Peter Blackmore, UTStarcom’s CEO and president.  “These additional measures will reduce our annualized expense base by another 25% or $100 million.  Importantly, these actions will advance our strategic goals by increasing our focus on our IP-based portfolio targeting the developing regions of the world.”

Rationalization of Non-Core Businesses

On December 16, 2008 UTStarcom initiated actions to wind down its Korea-based handset manufacturing operation whose principal activity is supplying handsets to Personal Communications Devises LLC . This wind down will occur over the next six months to enable the company to meet current customer commitments in North America and the process will be complete by July 2009.

UTStarcom Inc.

1275 Harbor Bay Parkway

Alameda, CA  94502

The company’s Handset segment will continue to supply handsets to the China market.

Additionally, the company has initiated actions to disband its Custom Solutions Business Unit by the end of the first quarter 2009.

Additional 10% Savings Through Headcount and SG&A Reductions

In the fourth quarter 2008 and first quarter 2009 the company will reduce its global employee base by approximately 10%.  This reduction is in addition to the employees impacted by the identified non-core business rationalizations discussed above.

In addition, the company also announced that the non-executive members of the board have agreed to a reduction in their board retainers for a period of one year. Furthermore, Peter Blackmore, UTStarcom’s CEO and president, and other executive officers have voluntarily agreed to decline their cash bonuses for 2008.

Although each geographic region and business will be affected, management’s plan will protect the most strategically important R&D investments, customer relationships and product areas.

Consolidation of Back Office Functions in China

Over the past twelve months the company has implemented a number of IT systems and operational enhancements.  With the improved operational capability, the company is now able to eliminate functional duplication and consolidate a number of back office functions into our China operations.  This process will start in the first quarter of 2009 and be executed over the first three quarters of 2009.

Restructuring Charge

In connection with the wind down of the Korea-based handset manufacturing business the company expects to incur a restructuring charge of approximately $10 million, consisting of write-downs of assets and one-time severance benefits.  This charge is expected to be taken in the fourth quarter of 2008.

The company also expects to incur a restructuring charge in connection with the worldwide reduction in workforce not related to the wind down of the Korea-based handset manufacturing of approximately $8 million comprised of one-time severance benefits.  This charge is also expected to be taken in the fourth quarter of 2008.

Conference Call

The company will host a conference call to discuss the announcements. The call will take place at 2:00 p.m. (PST) / 5:00 p.m. (EST) today, December 18, 2008.

The conference call dial-in numbers are: United States and Canada 888-889-1058; International 706-634-2327. The conference ID number is 76385918.

A replay of the call will be available for 30 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291. The conference ID number is 76385918.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through the investor relations section of UTStarcom’s Web site at: http://www.utstar.com.

To listen to the live call, please go to the Web site at least 15 minutes early to register, and to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will also be available on this site.

Discussion of Pro Forma Non-GAAP Financial Measures

In order to provide both management and investors with a more complete understanding of UTStarcom’s underlying results and trends in light of the planned wind down of its Korea-based handset manufacturing operation, UTStarcom has prepared reconciliation tables for comparing GAAP results to non-GAAP measures of revenues, gross profits, operating expenses and operating profit (loss), along with an abbreviated, pro forma non-GAAP profit and loss statement based on these non-GAAP measures.  The pro forma non-GAAP measures present the company’s results as if both the July 2008 divestiture of the company’s Personal Communications Division and the wind down of the company’s Korea operation were completed prior to each time period below.

In addition, these pro forma non-GAAP measures are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release includes forward-looking statements, including the foregoing statements regarding the company’s plan to reduce its operating expenses and its global employee base, including the expected timing for completion of the various aspects of the plan and the resulting magnitude and timing of expense reductions, the company’s ability to focus on its IP-based portfolio in certain geographies, expectations that the company will continue to supply handsets to the China market, expectations that management’s plan will protect the company’s most strategically important R&D investments, customer relationships and product areas, and the expected amount and timing of restructuring charges associated with the plan.  These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially, including but not limited to the risks that the company may not be able to implement its plan effectively, the company may incur charges and cash expenditures in connection with its plan that are higher than anticipated or in other fiscal periods than anticipated, the plan may not strengthen the company’s operating performance, the company may not achieve anticipated cost savings due to increased expenses in other areas of its business, and other risks identified in the company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission.

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. The company sells its solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks. Founded in 1991 and headquartered in Alameda, California, the company has research and development operations in the United States, China, Korea and India. For more information about UTStarcom, visit the company’s Web site at http://www.utstar.com.

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Company Contacts

Barry Hutton

Senior Director, Investor Relations

UTStarcom, Inc.

(510) 769-2807

barry.hutton@utstar.com

UTSTARCOM, INC.

December 18, 2008 Update Call

RECONCILIATION OF GAAP REVENUE TO PRO FORMA NON-GAAP REVENUE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and Korea BU had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Quarter ended 31-Mar-07	Quarter ended 30-Jun-07	Quarter ended 30-Sep-07	Quarter ended 31-Dec-07	Year ended 31-Dec-07	Quarter ended 31-Mar-08	Quarter ended 30-Jun-08	Quarter ended 30-Sep-08
GAAP Revenue (a)	$476	$538	$647	$806	$2,467	$586	$633	$181

Less: PCD Segment Revenue (b)	288	358	458	560	1,664	431	449	—

Less: Korea BU Sales to PCD (c)	—	—	—	—	—	—	—	35

Non-GAAP Revenue	$188	$180	$189	$246	$803	$155	$184	$146

(a) GAAP Revenue for each period is the consolidated revenue as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated revenue for the quarter ended December 31, 2007, which is derived from the revenue reported in the Form 10-Qs and Form 10-K with respect to fiscal year 2007.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea BU did not record revenue for units shipped to PCD as this activity was an intercompany transfer. After July 1, 2008 this activity was recorded as a third party sale in the Handset segment.

UTSTARCOM, INC.

December 18, 2008 Update Call

RECONCILIATION OF GAAP GROSS PROFIT TO PRO FORMA NON-GAAP GROSS PROFIT

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and Korea BU had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Quarter ended 31-Mar-07	Quarter ended 30-Jun-07	Quarter ended 30-Sep-07	Quarter ended 31-Dec-07	Year ended 31-Dec-07	Quarter ended 31-Mar-08	Quarter ended 30-Jun-08	Quarter ended 30-Sep-08
GAAP Gross Profit (a)	$75	$80	$64	$102	$321	$92	$82	$57
GAAP Gross Margin %	16%	15%	10%	13%	13%	16%	13%	31%

Less: PCD Segment Gross Profit (b)	17	16	27	$34	94	33	36	—

Less: Korea BU Gross Profit from Sales to PCD (c)	1	2	2	2	7	2	0	6

Non-GAAP Gross Profit	$57	$62	$35	$66	$220	$57	$46	$51
Non-GAAP Gross Margin %	30%	34%	19%	27%	27%	37%	25%	35%

(a) GAAP Gross Profit and GAAP Gross Margin % for each period is the consolidated gross profit and gross margin % as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated gross profit and gross margin % for the quarter ended December 31, 2007, which is derived from the gross profit and gross margin % reported in the Form 10-Qs and Form 10-K with respect to fiscal year 2007.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea BU earned a gross profit on the intercompany transfer of inventory to PCD. This gross profit was recorded in the Handset segment. After July 1, 2008 this activity was recorded as a third party transaction.

UTSTARCOM, INC.

December 18, 2008 Update Call

RECONCILIATION OF GAAP OPERATING EXPENSE TO PRO FORMA NON-GAAP OPERATING EXPENSE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and Korea BU had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Quarter ended 31-Mar-07	Quarter ended 30-Jun-07	Quarter ended 30-Sep-07	Quarter ended 31-Dec-07	Year ended 31-Dec-07	Quarter ended 31-Mar-08	Quarter ended 30-Jun-08	Quarter ended 30-Sep-08
GAAP Operating Expense (a)	$128	$135	$116	$154	$533	$123	$113	$92

Less: PCD Operating Expense (b)	9	8	7	7	31	8	8	—

Less: Korea BU Operating Expense (c)	7	8	8	8	31	9	10	10

Non-GAAP Operating Expense	$112	$119	$101	$139	$471	$106	$95	$82

(a) GAAP Operating Expense for each period is the consolidated operating expense as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating expense for the quarter ended

December 31, 2007, which is derived from the operating expenses reported in the Form 10-Qs and Form 10-K with respect to the fiscal year 2007.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, all direct operating expense relating to Korea BU has been recorded in the Handset segment.

UTSTARCOM, INC.

December 18, 2008 Update Call

RECONCILIATION OF GAAP OPERATING LOSS TO PRO FORMA NON-GAAP OPERATING LOSS

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and Korea BU had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Quarter ended	Quarter ended	Quarter ended	Quarter ended	Year ended	Quarter ended	Quarter ended	Quarter ended
	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07	31-Dec-07	31-Mar-08	30-Jun-08	30-Sep-08
GAAP Operating Loss (a)	$(53)	$(55)	$(52)	$(52)	$(212)	$(31)	$(31)	$(35)

Less: PCD Operating Profit (b)	8	8	20	27	63	25	28	—

Less: Korea BU Operating Loss (c)	(6)	(6)	(6)	(6)	(24)	(7)	(10)	(4)

Non-GAAP Operating Loss	$(55)	$(57)	$(66)	$(73)	$(251)	$(49)	$(49)	$(31)

(a)  GAAP Operating Loss for each period is the consolidated operating loss as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating loss for the quarter ended December 31, 2007, which is derived from the operating loss reported in the Form 10-Qs and Form 10-K with respect to fiscal year 2007.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, the operating loss relating to Korea BU has been recorded in the Handset segment.

UTSTARCOM, INC.

December 18, 2008 Update Call

ABBREVIATED PRO FORMA NON-GAAP P&L STATEMENT (a)

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain pro forma non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and Korea BU had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted pro forma non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Quarter ended	Quarter ended	Quarter ended	Quarter ended	Year ended	Quarter ended	Quarter ended	Quarter ended
	31-Mar-07	30-Jun-07	30-Sep-07	31-Dec-07	31-Dec-07	31-Mar-08	30-Jun-08	30-Sep-08
Non-GAAP Revenue	$188	$180	$189	$246	$803	$155	$184	$146

Non-GAAP Gross Profit	$57	$62	$35	$66	$220	$57	$46	$51
Non-GAAP Gross Margin %	30%	34%	19%	27%	27%	37%	25%	35%

Non-GAAP Operating Expense	$112	$119	$101	$139	$471	$106	$95	$82

Non-GAAP Operating Loss	$(55)	$(57)	$(66)	$(73)	$(251)	$(49)	$(49)	$(31)

(a) Please refer to the preceding reconciliation tables for the adjustments to GAAP Revenue, Gross Profit, Operating Expense and Operating Loss.